Exhibit 10.6

AMENDMENT TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

23HUNDRED, LLC

THIS AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF 23HUNDRED, LLC (this "Amendment"), is made and entered into as of March 16, 2015 (the "Effective Date"), by BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company (the “Member”).

RECITALS:

WHEREAS, the affairs of 23Hundred, LLC (the "Company") have been governed by an Amended and Restated Limited Liability Company Agreement made by the Member dated December ___, 2014 (the "Operating Agreement");

WHEREAS, the Member desires to amend the Operating Agreement to reflect the changes described below;

NOW THEREFORE, the Member agrees as follows:

AGREEMENT:

1.          Purpose. Section 5 of the Operating Agreement is hereby deleted in its entirety and the following text inserted in lieu thereof:

“5.          Purpose. The purpose of the Company is to engage in any and all lawful businesses or activities in which a limited liability company may be engaged under applicable law, including, without limitation, ownership of membership interests in BR Park & Kingston Charlotte, LLC, a Delaware limited liability company, the owner of certain real property commonly known as Park & Kingston and located at 125 West Park Avenue, Charlotte, Mecklenburg County, North Carolina 28203, together with related personal property (collectively, the “Property”).”

2.          Deletion of Lender Requirements. Exhibit A of the Operating Agreement and all references in the Operating Agreement to such exhibit are hereby deleted in their entirety.

3.          Miscellaneous.

(a)          All of the provisions of this Amendment and of the Operating Agreement, as amended hereby, are in all respects (including, but not limited to, all matters of construction, interpretation, performance, breach, and the consequences of breach) to be governed by and construed in accordance with the internal, substantive laws, without regard to any rules or principles concerning any conflicts of laws, of the State of Delaware.

(b)          The provisions of this Amendment supersede any and all other communications of the Member concerning the subject matter hereof, and constitutes the sole and entire agreement of the Member with respect to such subject matter.

(c)          Capitalized terms used but not defined herein shall have the respective meanings assigned in the Operating Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Effective Date.

MEMBER:

BR STONEHENGE 23HUNDRED JV, LLC,
a Delaware limited liability company

By:	BR Berry Hill Managing Member, LLC,
a Delaware limited liability company, its Member and Manager

	By:	BEMT Berry Hill, LLC, a Delaware limited liability company, its Member and Manager

		By:	Bluerock Residential Holdings, LP, a Delaware limited partnership, as its Member

			By:	Bluerock Residential Growth REIT, Inc., a Maryland corporation, its General Partner

				By:	/s/ Michael L. Konig
Name: Michael L. Konig
Title: Authorized Signatory

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